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                                                                   Exhibit 10.70

                                                          JHREF Loan No. 3212525


                         TENANT IMPROVEMENT AND LEASING
                              COMMISSIONS AGREEMENT



     THIS TENANT IMPROVEMENT AND LEASING COMMISSIONS AGREEMENT (the "AGREEMENT") is made as of the 1st day of March, 1999 by and between BIRCH POND REALTY CORPORATION, a Delaware corporation (doing business in the State of New Hampshire as BPRC) ("BORROWER") and JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation ("LENDER").

                              W I T N E S S E T H:

     WHEREAS, Borrower is the owner of a certain property (the "MORTGAGED PROPERTY") located in Tilton, Belknap County, New Hampshire, more particularly described in the Loan Documents (as hereinafter defined), and in connection therewith, Lender has loaned Borrower the principal sum of TWELVE MILLION AND 00/100 DOLLARS ($12,000,000.00) (the "LOAN"); and

     WHEREAS, the Loan is evidenced by a Note executed by Borrower as of even date herewith in the principal amount of $12,000,000.00 payable to the order of Lender (the "NOTE"); and

     WHEREAS, the Note is secured by a Mortgage dated as of even date herewith, which encumbers the Mortgaged Property, and by the other "LOAN DOCUMENTS" (as such term is defined in the Note); and

     WHEREAS, Lender requires, as a condition of the Loan, that Borrower deposit with Lender certain funds, to be held, released and used as provided in this Agreement to reimburse the cost of completing the Tenant Improvements and paying for Leasing Commissions as hereinafter described.

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. DEFINITIONS. Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein. For purposes of this Agreement, the following capitalized terms shall have the meanings indicated:

          (a) TENANT IMPROVEMENTS shall mean construction or modification of improvements on or installation of fixtures or equipment in the Mortgaged Property as required to be performed by Borrower pursuant to the terms of a Lease (as hereinafter defined) necessary for the space, or a portion thereof ("TENANT PREMISES") subject to such Lease to be deemed ready for occupancy and/or use by a tenant.

          (b) LEASING AGENT shall mean a licensed real estate broker in the state where the Mortgaged Property is located who is not affiliated with the Borrower or its principals.


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                                                          JHREF Loan No. 3212525


          (c) LEASING COMMISSIONS shall mean reasonable and customary commissions paid to a Leasing Agent pursuant to a written agreement with such Leasing Agent under which such Leasing Agent has procured a tenant for a Tenant Premises in connection with an Lease.

          (d) LEASE shall mean a lease for space in the Mortgaged Property (approved by the Lender if such right of approval is required by the Loan Documents). For the purposes of this Agreement, the Lease shall be as set forth on EXHIBIT A attached hereto.

     2. THE DEPOSIT(S).

          (a) INITIAL DEPOSIT. Concurrently with its execution of this Agreement, Borrower has deposited with Lender the cash sum of Zero Dollars ($0.00) ("INITIAL DEPOSIT").

          (b) MONTHLY DEPOSITS. In addition, on each date that a regularly scheduled payment of principal and/or interest is due under the Note, Borrower shall deposit with Lender the applicable monthly deposit ("MONTHLY DEPOSIT") required as set forth in SCHEDULE 1, attached hereto. The Initial Deposit, if any, and the Monthly Deposits, if any, and all other funds deposited by Borrower pursuant to this Agreement shall hereinafter be collectively referred to as the "Reserve".

     The Reserve shall be held and released by Lender, in accordance with the terms and conditions of this Agreement. Lender (or a designated representative of Lender) shall have the sole right to make withdrawal of the Reserve, in accordance with the terms and conditions of this Agreement.

     3. THE RESERVE.

          (a) Lender shall hold the Reserve in one or more interest bearing accounts ("ACCOUNTS" or "ACCOUNT") invested at such financial institutions as Lender shall select in its sole discretion, more particularly described in 3(b) below.

          (b) Any interest earned on the Account shall be for the benefit of Borrower and shall be added to the principal balance of the Account and disbursed in accordance with this Agreement. Lender shall not be responsible for any losses resulting from investment of monies in the Reserve or for obtaining any specific level or percentage of earnings on such investment.

     The Reserve deposited pursuant to Section 3(b) shall be invested by the Lender in Accounts maintained in the name of the Lender as secured party with respect to the Borrower in commercial or savings banks provided that such Accounts shall at all times be with an institution insured by the Federal Deposit Insurance Corporation to the fullest possible extent consistent with applicable laws (currently $100,000), and further provided that the Accounts shall be demand accounts, withdrawable at the time for payment for Tenant Improvements or Leasing Commissions, and the funds so obtained shall be disbursed pursuant to the terms of this Agreement.

     The Account options are:


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                                                          JHREF Loan No. 3212525

              X    Cash Investment Account at Wachovia Bank of North Carolina,
           ------  Charlotte, North Carolina

                   Business Premier Money Market Account at Wachovia Bank of ------ North Carolina, Charlotte, North Carolina (minimum balance of
                    $10,000)

Account selection at the execution of this Agreement is for the life of the Loan.

The above selected bank and any assign or successor to such bank shall hereinafter be referred to as "BANK." Borrower acknowledges that the Bank is hereby selected by Lender with Borrower's consent, and Borrower agrees that any loss of funds while in the hands of Bank is at the risk of the Borrower. Borrower further acknowledges and agrees to be fully responsible for any and all fees charged by the Bank for the Account that is maintained therein. Lender reserves the right in its sole discretion to move the Account to another bank in the event the Bank fails to satisfy Lender or rating agency criteria, at which time, Borrower may be required to choose from alternative account options.

     4. USE OF THE RESERVE. The Reserve shall be held as additional security to secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed hereunder and under the Loan Documents.

     5. TERM; TERMINATION. The Reserve shall remain on deposit with Lender in accordance with the terms of this Agreement for so long as any sums remain due and payable to Lender under the Loan Documents. Upon the full and final payment to Lender of all such sums, Lender shall return to Borrower the portion of the Reserve then being held by Lender (including any accrued interest thereon).

     6. REMEDIES.

          (a) In order to secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed hereunder and under the Loan Documents, Borrower, to the extent Borrower possesses any interest in the Reserve and the Account, hereby pledges, assigns and grants to Lender a continuing first lien security interest in the Reserve and the Account, and Lender is hereby given a lien upon, security title to, and a security interest in the Reserve and the Account and all documents evidencing the Reserve and the Account. Borrower hereby acknowledges that Lender has complete dominion and control over the Reserve and the Account, and Borrower shall not, without the express written consent of Lender, have any access to or right to draw against any of the Reserve or the Account.

          (b) Upon the occurrence of an Event of Default or in the event and during the continuation of Borrower's breach of any provision of this Agreement, Lender may terminate this Agreement and shall have all remedies available under Article 9 of the Uniform Commercial Code, under common law, and under any other applicable laws and, in addition, may retain the Reserve then being held pursuant to this Agreement and apply such Reserve in such order and in such amounts as Lender shall elect, in its sole and absolute discretion: (i) to repayment of the indebtedness evidenced by the Note and the Loan Documents; (ii) toward reimbursement of Lender for any losses or expenses (including, without limitation, legal fees) suffered or incurred by Lender


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                                                          JHREF Loan No. 3212525

     as a result of such default; and/or (iii) in order to proceed under existing contracts or enter into contracts with third parties to make or complete the Tenant Improvements.

          In the Event of Default, Lender shall have the right, but not the obligation, to enter onto the Mortgaged Property and perform any and all work and labor necessary to make or complete the Tenant Improvements and/or employ watchmen to protect the Mortgaged Property from damage. All sums so expended by Lender shall be construed to have been paid to Borrower and shall be secured by the Mortgage. Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Tenant Improvements in the name of the Borrower, enter into contracts for the completion of the Tenant Improvements, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions or proceedings in connection with the Tenant Improvements and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Tenant Improvements) and do any and all things necessary or proper to complete the Tenant Improvements. This power of attorney shall be construed to be a power coupled with an interest which cannot be revoked. Borrower hereby assigns to Lender all rights, claims and causes of action Borrower may have against any person or entities supplying labor or materials in connection with the Tenant Improvements; provided, however, that Lender may not pursue any such right, claim or cause of action unless an Event of Default shall have occurred under the Loan Documents or Borrower shall have otherwise breached any provision in this Agreement.

     7. INDEMNIFICATION. Borrower shall hold harmless, indemnify and defend Lender from and against any and all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by Lender arising from, or in connection with, directly or indirectly, this Agreement, except to the extent arising solely out of the willful misconduct or gross negligence of Lender. This indemnity is in addition to any other indemnity agreements made by Borrower to Lender in the Mortgage, the Note or in any of the other Loan Documents. Borrower covenants and agrees that, in performing any of its duties under this Agreement, neither Lender nor any of its successors or assigns shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

     8. FEES AND COSTS. Borrower shall pay Lender at the closing of the Loan a one time administrative fee of $500.00 for its services in administering the Reserve. In addition, Borrower shall reimburse Lender within ten (10) days after demand all reasonable fees, charges, costs and expenses incurred by Lender in connection with all inspections made by Lender or Lender's representatives in carrying out Lender's responsibility to make certain determinations under this Agreement.

     9. MISCELLANEOUS.

          (a) Except as otherwise expressly provided herein, in any instance where the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender's sole and absolute discretion.

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                                                          JHREF Loan No. 3212525

          (b) All notices hereunder shall be given in accordance with the provisions of the Mortgage, except all notices hereunder to Lender shall be given to the following address: John Hancock Real Estate Finance, Inc., John Hancock Place, 200 Clarendon Street, Boston, Massachusetts 02116,
     Attn: Mary Lou Staples, Loan Number 3212525.

          (c) This Agreement shall be binding upon Borrower and its heirs, devisees, representatives, successors and assigns, including successors in interest of Borrower in and to all or any part of the Mortgaged Property, and shall inure to the benefit of and may be enforced by Lender and its heirs, successors, legal representatives, substitutes and assigns. Borrower shall not assign any of its rights or obligations under this Agreement.

          (d) This Agreement is intended solely for the benefit of Borrower and Lender, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

          (e) This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower and Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (f) No provision of this Agreement or action taken by Lender pursuant hereto shall be construed as acceptance or approval by Lender of any Tenant Improvement or an acknowledgment that the Tenant Improvement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority. Each and every provision for the consent, approval, inspection, review or verification by Lender hereunder is for Lender's own purpose and benefit only, and no other party may require that the same be given or be entitled to assume that Lender shall refuse to make or give the same. In addition, in no event shall any term hereof, or any action taken by Lender contemplated hereby, be deemed to be or construed as a warranty or representation by Lender as to the adequacy of any Tenant Improvement, nor that the same complies with applicable laws (including, without limitation, any and all environmental laws and laws for the handicapped and/or disabled).

          (g) Borrower hereby covenants that Borrower shall not further pledge, assign or grant a security interest or any other interest in or to, the Reserve or the Account, or any proceeds, replacement or substitutes thereto.

          (h) No right or remedy conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

          (i) Nothing herein or in the Loan Documents is intended to create, nor creates, nor shall be deemed to create, a joint venture, partnership, tenancy-in-common, or joint tenancy

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                                                          JHREF Loan No. 3212525

     relationship between Borrower and Lender, nor to grant Lender any interest in the Mortgaged Property other than that of creditor or mortgagee.

          (j) If any provisions of this Agreement shall conflict with any provisions of the other Loan Documents regarding the Funds, the provisions contained in this Agreement shall control.

          (k) If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          (l) This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire and the applicable laws of the United States of America.

          (m) This Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same original.




    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE(S) FOLLOW(S)]


                                        6

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     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first above written.

                                   BORROWER:

Witnessed By:                      BIRCH POND REALTY CORPORATION
                                   (doing business in the State of New Hampshire
                                   as BPRC)



                                   By: /s/Olga L. Conley
                                      ------------------------------------------
Name: Katherine Culkin             Name: Olga L. Conley
     ----------------------        Its: Treasurer
                                   Borrower's Social Security or Taxpayer
                                   Identification Number: 02-0506310

Name:



                                   LENDER:

                                   JOHN HANCOCK REAL ESTATE
                                   FINANCE, INC.,
                                   A DELAWARE CORPORATION


                                   By:  /s/ Timothy A. Roseen
                                      ------------------------------------------
                                   Name:    Timothy A. Roseen
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------


                                        7

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                             SCHEDULES AND EXHIBITS


Schedule 1 - Monthly Deposits



[Exhibit A - Specific Lease]

                                   SCHEDULE 1

                                MONTHLY DEPOSITS



The amount of each monthly deposit is Eight Thousand Four Hundred Dollars ($8,400.00).


                                  Schedule 1-1

                                   SCHEDULE 3
                           REQUEST FOR RELEASE (NO. )


TO:      JOHN HANCOCK REAL ESTATE FINANCE, INC. ("LENDER")

FROM:   ("BORROWER")


     This Request for Release is submitted by Borrower in accordance with the
Tenant Improvement and Leasing Commissions Agreement dated as of           ,
199-, between Borrower and Lender (the "AGREEMENT"). Terms used with initial capital letters and not defined in this Disbursement Request have the meanings given them in the Agreement.


     Borrower hereby requests disbursement for the payment of the Tenant Improvements (or a portion thereof) in the amounts specified below:


COST OF TENANT IMPROVEMENTS (include quantity,            AMOUNT/PRICE
materials and labor)

---------------------------------------------------- ----------------------
---------------------------------------------------- ----------------------
---------------------------------------------------- ----------------------
---------------------------------------------------- ----------------------
---------------------------------------------------- ----------------------
---------------------------------------------------- ----------------------


TOTAL DISBURSEMENT REQUESTED                              $
                                                           ---------------------

     1. Borrower hereby requests disbursement for the payment of leasing commissions in the amount specified below:

AMOUNT OF LEASING COMMISSIONS                                 LEASING AGENT

--------------------------------------     -------------------------------------
--------------------------------------     -------------------------------------

     2. Borrower certifies, represents and warrants to Lender that all statements, invoices, bills, costs, expenses and any other sums of money owing with respect to the Tenant Improvement and Leasing Commissions incurred on or before this date have been paid in full in the amounts, if any, described on ANNEX 1 hereto. The estimated costs of completing the uncompleted Tenant Improvements as of this date are as described on a line item basis on ANNEX 1.


                                  Schedule 3-1

     3. Borrower certifies, represents and warrants to Lender that (a) Borrower is entitled to a disbursement of the Reserve for the items and amounts requested in Section 1 above pursuant to the Agreement; (b) Borrower's representations and warranties made in the Loan Documents and the Agreement are true and correct on and as of this date; (c) no Event of Default nor any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, has occurred and (d) the Tenant Improvement and Leasing Commissions listed in Sections 1 and 2 above have been fully paid for, and no claim or claims exist against the Borrower or against the Mortgaged Property out of which a lien based on a leasing commission or furnishing labor or material exists or might ripen.

         Date:______________, 199___.


                                     BORROWER:

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

     SWORN TO AND SUBSCRIBED BEFORE ME by ______________________,

this________ day of_____________, 199__.


                                       -----------------------------------------
                                       Notary Public           (Seal)
                                       Name (Print):
                                                    ----------------------------

My Commission Expires:
Initial Approval -- Name:                             Date:
                         -------------------               --------------------.

Disbursement Approval -- Name:                         D  a  t  e
                              -----------------

                                  Schedule 3-2

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                                     ANNEX 1


TENANT IMPROVEMENTS                AMOUNTS PAID               ESTIMATED COSTS OF
                                                                  COMPLETION








         LEASING COMMISSIONS                         AMOUNTS PAID

                                    EXHIBIT A

                                [SPECIFIC LEASE]


1. Lease dated March 1, 1999 between DM Management Company and Birch Pond Realty Corporation.



                                  Schedule 3-2